Exhibit 99.2

Note 14 of the unaudited consolidated financial statements of the Company for the quarterly period ended May 31, 2006, conformed to reflect the Company’s condensed consolidating financial information as if the new subsidiary nonguarantors had been in place as of and for all periods presented

14)	CONDENSED CONSOLIDATING FINANCIAL INFORMATION:

Subsequent to May 31, 2006, seven subsidiaries of the Company which were previously included as Subsidiary Guarantors (as defined below) became Subsidiary Nonguarantors (as defined below) under the Company’s existing indentures. The following information sets forth the condensed consolidating balance sheets as of May 31, 2006, and February 28, 2006, the condensed consolidating statements of income for the three months ended May 31, 2006, and May 31, 2005, and the condensed consolidating statements of cash flows for the three months ended May 31, 2006, and May 31, 2005, for the Company, the parent company, the combined subsidiaries of the Company which guarantee the Company’s senior notes and senior subordinated notes (“Subsidiary Guarantors”) and the combined subsidiaries of the Company which are not Subsidiary Guarantors (primarily foreign subsidiaries) (“Subsidiary Nonguarantors”), as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented. The Subsidiary Guarantors are wholly-owned and the guarantees are full, unconditional, joint and several obligations of each of the Subsidiary Guarantors. Separate financial statements for the Subsidiary Guarantors of the Company are not presented because the Company has determined that such financial statements would not be material to investors. The accounting policies of the parent company, the Subsidiary Guarantors and the Subsidiary Nonguarantors are the same as those described for the Company in the Summary of Significant Accounting Policies in Note 1 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006, and include the recently adopted accounting pronouncements described in Note 2 herein. There are no restrictions on the ability of the Subsidiary Guarantors to transfer funds to the Company in the form of cash dividends, loans or advances.

	Parent Company	Subsidiary Guarantors	Subsidiary Nonguarantors	Eliminations	Consolidated
(in millions)
Condensed Consolidating Balance Sheet at May 31, 2006
Current assets:
Cash and cash investments	$1.1	$2.0	$34.4	$-	$37.5
Accounts receivable, net	207.5	213.4	433.3	-	854.2
Inventories	37.5	998.8	718.7	(3.9)	1,751.1
Prepaid expenses and other	14.3	215.5	48.9	-	278.7
Intercompany receivable (payable)	989.1	(1,053.0)	63.9	-	-
Total current assets	1,249.5	376.7	1,299.2	(3.9)	2,921.5
Property, plant and equipment, net	34.8	732.9	675.0	-	1,442.7
Investments in subsidiaries	4,730.4	116.4	-	(4,846.8)	-
Goodwill	-	1,309.6	894.5	-	2,204.1
Intangible assets, net	-	548.2	338.7	-	886.9
Other assets, net	28.6	84.1	103.6	-	216.3
Total assets	$6,043.3	$3,167.9	$3,311.0	$(4,850.7)	$7,671.5

	Parent Company	Subsidiary Guarantors	Subsidiary Nonguarantors	Eliminations	Consolidated
(in millions)
Current liabilities:
Notes payable to banks	$62.0	$-	$102.3	$-	$164.3
Current maturities of long-term debt	200.0	4.4	9.9	-	214.3
Accounts payable	6.0	99.7	259.3	-	365.0
Accrued excise taxes	10.0	30.3	27.9	-	68.2
Other accrued expenses and liabilities	204.4	192.8	229.4	(1.3)	625.3
Total current liabilities	482.4	327.2	628.8	(1.3)	1,437.1
Long-term debt, less current maturities	2,453.5	11.9	16.4	-	2,481.8
Deferred income taxes	(17.3)	364.5	26.4	-	373.6
Other liabilities	4.7	83.7	170.6	-	259.0
Stockholders’ equity:
Preferred stock	-	9.0	1,013.9	(1,022.9)	-
Class A and Class B common stock	2.3	6.4	28.3	(34.7)	2.3
Additional paid-in capital	1,174.9	1,034.8	873.0	(1,907.8)	1,174.9
Retained earnings	1,675.3	1,291.6	228.0	(1,519.6)	1,675.3
Accumulated other comprehensive (loss) income	293.7	38.8	325.6	(364.4)	293.7
Treasury stock	(26.2)	-	-	-	(26.2)
Total stockholders’ equity	3,120.0	2,380.6	2,468.8	(4,849.4)	3,120.0
Total liabilities and stockholders’ equity	$6,043.3	$3,167.9	$3,311.0	$(4,850.7)	$7,671.5

Condensed Consolidating Balance Sheet at February 28, 2006
Current assets:
Cash and cash investments	$0.9	$1.2	$8.8	$-	$10.9
Accounts receivable, net	233.0	195.3	343.6	-	771.9
Inventories	38.6	1,032.6	637.8	(4.6)	1,704.4
Prepaid expenses and other	13.6	156.4	39.3	4.4	213.7
Intercompany receivable (payable)	956.1	(1,101.3)	145.2	-	-
Total current assets	1,242.2	284.2	1,174.7	(0.2)	2,700.9
Property, plant and equipment, net	35.6	729.4	660.3	-	1,425.3
Investments in subsidiaries	4,655.8	113.1	-	(4,768.9)	-
Goodwill	-	1,308.8	884.8	-	2,193.6
Intangible assets, net	-	549.6	334.3	-	883.9
Other assets, net	24.9	69.3	102.7	-	196.9
Total assets	$5,958.5	$3,054.4	$3,156.8	$(4,769.1)	$7,400.6

Current liabilities:
Notes payable to banks	$54.5	$-	$25.4	$-	$79.9
Current maturities of long-term debt	200.1	4.6	9.4	-	214.1
Accounts payable	4.4	123.1	185.3	-	312.8
Accrued excise taxes	15.6	42.9	18.2	-	76.7
Other accrued expenses and liabilities	230.6	146.1	235.1	2.8	614.6
Total current liabilities	505.2	316.7	473.4	2.8	1,298.1
Long-term debt, less current maturities	2,485.5	12.8	17.5	-	2,515.8
Deferred income taxes	(12.8)	356.1	27.9	-	371.2
Other liabilities	5.4	72.1	162.8	-	240.3

	Parent Company	Subsidiary Guarantors	Subsidiary Nonguarantors	Eliminations	Consolidated
(in millions)
Stockholders’ equity:
Preferred stock	-	9.0	938.9	(947.9)	-
Class A and Class B common stock	2.3	6.4	28.3	(34.7)	2.3
Additional paid-in capital	1,159.4	1,034.8	879.8	(1,914.6)	1,159.4
Retained earnings	1,592.3	1,216.0	353.1	(1,569.1)	1,592.3
Accumulated other comprehensive (loss) income	247.4	30.5	275.1	(305.6)	247.4
Treasury stock	(26.2)	-	-	-	(26.2)
Total stockholders’ equity	2,975.2	2,296.7	2,475.2	(4,771.9)	2,975.2
Total liabilities and stockholders’ equity	$5,958.5	$3,054.4	$3,156.8	$(4,769.1)	$7,400.6

Condensed Consolidating Statement of Income for the Three Months Ended May 31, 2006
Sales	$319.7	$764.6	$569.7	$(223.8)	$1,430.2
Less - excise taxes	(37.2)	(112.6)	(124.5)	-	(274.3)
Net sales	282.5	652.0	445.2	(223.8)	1,155.9
Cost of product sold	(219.0)	(475.9)	(367.2)	224.8	(837.3)
Gross profit	63.5	176.1	78.0	1.0	318.6
Selling, general and administrative expenses	(46.2)	(58.9)	(67.5)	-	(172.6)
Restructuring and related charges	-	(2.3)	-	-	(2.3)
Acquisition-related integration costs	-	(0.7)	-	-	(0.7)
Operating income	17.3	114.2	10.5	1.0	143.0
Equity in earnings (loss) of equity method investees and subsidiaries	82.7	1.4	0.6	(84.6)	0.1
Gain on change in fair value of derivative instrument	-	52.5	-	-	52.5
Interest (expense) income, net	(21.5)	(25.0)	(2.2)	-	(48.7)
Income before income taxes	78.5	143.1	8.9	(83.6)	146.9
Provision for income taxes	7.0	(67.6)	(1.0)	0.2	(61.4)
Net income	85.5	75.5	7.9	(83.4)	85.5
Dividends on preferred stock	(2.5)	-	-	-	(2.5)
Income available to common stockholders	$83.0	$75.5	$7.9	$(83.4)	$83.0

	Parent Company	Subsidiary Guarantors	Subsidiary Nonguarantors	Eliminations	Consolidated
(in millions)
Condensed Consolidating Statement of Income for the Three Months Ended May 31, 2005
Sales	$248.0	$700.2	$610.5	$(192.4)	$1,366.3
Less - excise taxes	(33.4)	(110.0)	(126.4)	-	(269.8)
Net sales	214.6	590.2	484.1	(192.4)	1,096.5
Cost of product sold	(176.6)	(418.9)	(388.0)	193.0	(790.5)
Gross profit	38.0	171.3	96.1	0.6	306.0
Selling, general and administrative expenses	(38.0)	(60.0)	(59.9)	-	(157.9)
Restructuring and related charges	-	(1.2)	(0.7)	-	(1.9)
Acquisition-related integration costs	-	(5.8)	(0.6)	-	(6.4)
Operating (loss) income	-	104.3	34.9	0.6	139.8
Equity in earnings (loss) of equity method investees and subsidiaries	33.3	4.0	(1.1)	(36.7)	(0.5)
Gain on change in fair value of derivative instrument	-	-	-	-	-
Interest income (expense), net	36.8	(65.5)	(18.6)	-	(47.3)
Income before income taxes	70.1	42.8	15.2	(36.1)	92.0
Benefit from (provision for) income taxes	5.6	(20.2)	(1.5)	(0.2)	(16.3)
Net income	75.7	22.6	13.7	(36.3)	75.7
Dividends on preferred stock	(2.5)	-	-	-	(2.5)
Income available to common stockholders	$73.2	$22.6	$13.7	$(36.3)	$73.2

Condensed Consolidating Statement of Cash Flows for the Three Months Ended May 31, 2006
Net cash (used in) provided by operating activities	$(19.7)	$74.1	$(47.7)	$-	$6.7

Cash flows from investing activities:
Purchases of property, plant and equipment	(0.5)	(13.1)	(31.5)	-	(45.1)
Payment of accrued earn-out amount	-	(1.1)	-	-	(1.1)
Proceeds from sales of businesses	-	-	28.0	-	28.0
Proceeds from sales of assets	-	-	0.7	-	0.7
Proceeds from sales of equity method investments	-	-	-	-	-
Investment in equity method investee	-	-	-	-	-
Other investing activities	-	(2.1)	-	-	(2.1)
Net cash (used in) provided by investing activities	(0.5)	(16.3)	(2.8)	-	(19.6)

Cash flows from financing activities:
Intercompany financings, net	55.1	(55.6)	0.5	-	-
Net proceeds from notes payable	7.5	-	76.4	-	83.9
Exercise of employee stock options	8.6	-	-	-	8.6
Excess tax benefits from share-based payment awards	1.7	-	-	-	1.7
Principal payments of long-term debt	(50.0)	(1.4)	(1.2)	-	(52.6)
Payment of preferred stock dividends	(2.5)	-	-	-	(2.5)
Net cash provided by (used in) financing activities	20.4	(57.0)	75.7	-	39.1

	Parent Company	Subsidiary Guarantors	Subsidiary Nonguarantors	Eliminations	Consolidated
(in millions)
Effect of exchange rate changes on cash and cash investments	-	-	0.4	-	0.4

Net increase (decrease) in cash and cash investments	0.2	0.8	25.6	-	26.6
Cash and cash investments, beginning of period	0.9	1.2	8.8	-	10.9
Cash and cash investments, end of period	$1.1	$2.0	$34.4	$-	$37.5

Condensed Consolidating Statement of Cash Flows for the Three Months Ended May 31, 2005
Net cash (used in) provided by operating activities	$(9.7)	$109.2	$(39.5)	$-	$60.0

Cash flows from investing activities:
Purchases of property, plant and equipment	(1.2)	(10.8)	(19.8)	-	(31.8)
Payment of accrued earn-out amount	-	(1.6)	-	-	(1.6)
Proceeds from sales of businesses	-	17.8	-	-	17.8
Proceeds from sales of assets	-	92.5	0.3	-	92.8
Proceeds from sales of equity method investments	-	35.2	-	-	35.2
Investment in equity method investee	-	-	(2.3)	-	(2.3)
Other investing activities	-	-	-	-	-
Net cash (used in) provided by investing activities	(1.2)	133.1	(21.8)	-	110.1

Cash flows from financing activities:
Intercompany financings, net	183.6	(243.4)	59.8	-	-
Net proceeds from notes payable	40.0	-	6.3	-	46.3
Exercise of employee stock options	8.7	-	-	-	8.7
Excess tax benefits from share-based payment awards	-	-	-	-	-
Principal payments of long-term debt	(215.0)	(3.6)	(0.9)	-	(219.5)
Payment of preferred stock dividends	(2.5)	-	-	-	(2.5)
Net cash provided by (used in) financing activities	14.8	(247.0)	65.2	-	(167.0)

Effect of exchange rate changes on cash and cash investments	-	-	(1.5)	-	(1.5)

Net increase (decrease) in cash and cash investments	3.9	(4.7)	2.4	-	1.6
Cash and cash investments, beginning of period	-	9.3	8.3	-	17.6
Cash and cash investments, end of period	$3.9	$4.6	$10.7	$-	$19.2